                                                                    EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]
                            SUPPLEMENTAL DATA REPORT
                      THREE MONTHS ENDED DECEMBER 31, 2004
     DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED
                         UPDATED AS OF JANUARY 27, 2005

1)    RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED

                                                                       FOR THE THREE MONTHS        FOR THE TWELVE MONTHS
                                                                        ENDED DECEMBER 31,          ENDED DECEMBER 31,
                                                                    -------------------------   -------------------------
                                                                        2004          2003          2004          2003
                                                                    -----------   -----------   -----------   -----------
NET INCOME (2)                                                      $    16,053   $    16,856   $    63,428   $    70,507

  NET LOSS ON SALE OF REAL ESTATE PROPERTIES                                  0           441             0         1,109

  REAL ESTATE DEPRECIATION AND AMORTIZATION                              15,808        11,741        54,818        42,370
                                                                    -----------   -----------   -----------   -----------
  TOTAL ADJUSTMENTS                                                      15,808        12,182        54,818        43,479
                                                                    -----------   -----------   -----------   -----------
FUNDS FROM OPERATIONS - BASIC AND DILUTED                           $    31,861   $    29,038   $   118,246   $   113,986
                                                                    ===========   ===========   ===========   ===========
FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                      $      0.69   $      0.70   $      2.71   $      2.77
                                                                    ===========   ===========   ===========   ===========
FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                    $      0.67   $      0.69   $      2.65   $      2.73
                                                                    ===========   ===========   ===========   ===========
WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                        46,377,130    41,693,382    43,650,455    41,129,282
                                                                    ===========   ===========   ===========   ===========
WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                      47,353,076    42,276,811    44,572,367    41,780,088
                                                                    ===========   ===========   ===========   ===========
IMPAIRMENTS (2)                                                     $       606   $        --   $     1,210   $        --
                                                                    ===========   ===========   ===========   ===========
PER SHARE IMPACT OF IMPAIRMENTS ON DILUTED FUNDS FROM OPERATIONS    $      0.02   $        --   $      0.03   $        --
                                                                    ===========   ===========   ===========   ===========

(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."

      Management believes FFO and FFO per share to be important supplemental measures of a REIT's performance because they provide an understanding of the operating performance of the Company's properties without giving effect to significant non-cash items, primarily depreciation of real estate. Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company's peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs; furthermore, because FFO per share is consistently and regularly reported, discussed and compared by research analysts in their notes and publications about REITs; and finally, because research analysts publish their earnings estimates and consensus estimates for healthcare REITs only in terms of fully-diluted FFO per share and not in terms of net income or earnings per share. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

      However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) During the third quarter of 2004, the Company concluded that certain amendments related to retirement provisions in the employment agreements of certain officers that were effective as of January 1, 2000 impacted the measurement dates and amortization periods related to the restricted stock of those officers. In the third quarter of 2004, the Company adjusted its non-cash amortization of the restricted stock for these officers resulting in a $2.4 million adjustment. See footnote 2 to the Company's income statement. Net income includes non-cash deferred compensation of $885 thousand and $686 thousand, respectively, for the three months ended December 31, 2004 and 2003, and $5.9 million (including the $2.4 million adjustment) and $2.8 million, respectively, for the twelve months ended December 31, 2004 and 2003. Further, net income for the three and twelve months ended December 31, 2004 includes impairment charges of $606 thousand and $1.2 million, respectively, related to the disposition of real estate assets including the non-cash write-off of straight line rent receivables.

--------------------------------------------------------------------------------
      Quarterly Supplemental Data Report is also available on the Company's website -- www.healthcarerealty.com
                        Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
--------------------------------------------------------------------------------

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 1 of 13

2)    CONSOLIDATED BALANCE SHEETS

ASSETS                                                                        (Unaudited)          (1)
                                                                             DEC. 31, 2004    DEC. 31, 2003
                                                                             -------------    -------------
Real estate properties (2):
     Land                                                                    $     137,470    $     132,193
     Buildings, improvements and lease intangibles                               1,671,240        1,338,084
     Personal property                                                              15,887           14,416
     Construction in progress                                                       18,907           13,198
                                                                             -------------    -------------
                                                                                 1,843,504        1,497,891
     Less accumulated depreciation                                                (270,926)        (220,855)
                                                                             -------------    -------------
           Total real estate properties, net                                     1,572,578        1,277,036

Cash and cash equivalents                                                            2,015            3,840

Mortgage notes receivable                                                           40,321           91,835

Assets held for sale (3)                                                            61,246           62,973

Other assets, net                                                                  107,869           90,026
                                                                             -------------    -------------

Total assets                                                                   $ 1,784,029    $   1,525,710
                                                                             =============    =============


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Notes and bonds payable                                                   $   719,264    $     590,281

     Accounts payable and accrued liabilities                                       26,134           15,649

     Other liabilities                                                              21,653           17,502
                                                                             -------------    -------------

Total liabilities                                                                  767,051          623,432
                                                                             -------------    -------------

Commitments and contingencies                                                            0                0

Stockholders' equity:
     Preferred stock, $.01 par value; 50,000,000 shares authorized;
           issued and outstanding, none                                                  0                0
     Common stock, $.01 par value; 150,000,000 shares authorized;
           issued and outstanding, 2004 -- 47,701,108;  2003 -- 42,823,916             477              428

     Additional paid-in capital                                                  1,218,136        1,054,465

     Deferred compensation                                                         (15,144)         (18,396)

     Cumulative net income                                                         579,087          515,659

     Cumulative dividends                                                         (765,578)        (649,878)
                                                                             -------------    -------------

Total stockholders' equity                                                       1,016,978          902,278
                                                                             -------------    -------------

Total liabilities and stockholders' equity                                     $ 1,784,029    $   1,525,710
                                                                             =============    =============

(1) The balance sheet at December 31, 2003 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2) Total weighted average depreciable life is 33.6 years. (see schedule 5)

(3) In accordance with SFAS No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets," the Company reported ten senior living assets as held for sale and included them in discontinued operations on the Company's income statement. In January, the lessee exercised its option to purchase nine of the ten properties. The Company anticipates the lessee will exercise its option to purchase the one remaining property. Assets held for sale include a gross investment of $74.8 million and accumulated depreciation of $13.6 million and $11.9 million for the twelve months ended December 31, 2004 and 2003, respectively.

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 2 of 13

3)    CONSOLIDATED STATEMENTS OF INCOME (1)

                                                                        FOR THE THREE MONTHS           FOR THE TWELVE MONTHS
                                                                         ENDED DECEMBER 31,              ENDED DECEMBER 31,
                                                                    ----------------------------    ----------------------------
                                                                        2004            2003            2004            2003
                                                                    ------------    ------------    ------------    ------------
                                                                     (Unaudited)     (Unaudited)     (Unaudited)
REVENUES
    Master lease rental income                                      $     22,185    $     20,926    $     84,942    $     80,329
    Property operating income                                             33,153          20,248         111,016          73,077
    Straight line rent                                                       789             521           1,592           2,419
    Mortgage interest income                                               1,180           2,763           8,766          10,441
    Other operating income                                                 5,635           4,316          20,835          17,978
                                                                    ----------------------------    ----------------------------
                                                                          62,942          48,774         227,151         184,244

EXPENSES
    General and administrative                                             3,514           2,887          12,822          11,121
    Adjustment to amortization of deferred compensation (2)                   --              --           2,440              --
    Property operating expenses                                           17,892           9,752          56,659          34,544
    Interest                                                              10,911           8,964          43,380          34,602
    Depreciation                                                          12,486          10,241          46,050          39,844
    Amortization                                                           3,152           1,275           8,155           1,315
                                                                    ----------------------------    ----------------------------
                                                                          47,955          33,119         169,506         121,426
                                                                    ----------------------------    ----------------------------

INCOME FROM CONTINUING OPERATIONS                                         14,987          15,655          57,645          62,818

DISCONTINUED OPERATIONS
    Operating income from Discontinued Operations                          1,672           1,642           6,993           8,798
    Gain (loss) on sale of real estate properties and impairments(2)        (606)           (441)         (1,210)         (1,109)
                                                                    ----------------------------    ----------------------------
                                                                           1,066           1,201           5,783           7,689
                                                                    ----------------------------    ----------------------------

NET INCOME (3)                                                      $     16,053    $     16,856    $     63,428    $     70,507
                                                                    ============================    ============================
BASIC EARNINGS PER COMMON SHARE:


    INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE              $       0.32    $       0.38    $       1.32    $       1.53
                                                                    ============================    ============================

    DISCONTINUED OPERATIONS PER COMMON SHARE                        $       0.03    $       0.02    $       0.13    $       0.18
                                                                    ============================    ============================

    NET INCOME PER COMMON SHARE                                     $       0.35    $       0.40    $       1.45    $       1.71
                                                                    ============================    ============================
DILUTED EARNINGS PER COMMON SHARE:

    INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE              $       0.32    $       0.37    $       1.29    $       1.50
                                                                    ============================    ============================

    DISCONTINUED OPERATIONS PER COMMON SHARE                        $       0.02    $       0.03    $       0.13    $       0.19
                                                                    ============================    ============================

    NET INCOME PER COMMON SHARE                                     $       0.34    $       0.40    $       1.42    $       1.69
                                                                    ============================    ============================

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                         46,377,130      41,693,382      43,650,455      41,129,282
                                                                    ============================    ============================

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                       47,353,076      42,276,811      44,572,367      41,780,088
                                                                    ============================    ============================

      (1) The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

            In 2004, the Company reclassified the lease guaranty amounts related to properties having property operating agreements from "property operating income" to "other operating income" (previously "interest and other income") on the Company's income statement. The lease guaranty amounts totaled $3.5 million and $3.6 million, respectively, for the three months ended December 31, 2004 and 2003 and totaled $15.7 million and $13.9 million, respectively, for the twelve months ended December 31, 2004 and 2003.

            The Company also reclassified the amortization of its at-market lease intangible assets, recorded as part of the allocation of the purchase price of real estate assets acquired, from property operating income and depreciation expense to amortization expense. The amortization expense for these at-market lease intangibles for the three months ended December 31, 2004 and 2003 totaled $3.1 million and $1.3 million, respectively, and totaled $8.1 million and $1.3 million, respectively, for the twelve months ended December 31, 2004 and 2003.

      (2) In the third quarter of 2004, management concluded that certain amendments related to retirement provisions in the employment agreements of certain officers that were effective as of January 1, 2000 impacted the measurement dates and amortization periods related to restricted stock reserved for or released, subject to vesting provisions, to those officers. The Company concluded that the non-cash amortization of restricted stock for those officers for the years 2000 through 2003 was understated in total by approximately $2.3 million and was understated by approximately $121,000 for the nine months ended September 30, 2004. Further, the Company concluded that the deferred compensation balance on the balance sheet was overstated by $7.3 million and the additional paid in capital balance was overstated by $4.9 million at September 30, 2004 due to the change in the measurement dates and the understatement of amortization expense.

            The adjustments related to prior period financial statements are not, in the opinion of management, material to the consolidated financial statements for each of the prior years or current year financial statements. Therefore, the Company adjusted the deferred compensation balance, additional paid in capital balance, and related amortization expense in its Consolidated Financial Statements for the year ended December 31, 2004. There was no impact to total stockholder's equity as a result of these adjustments.

            The Company recorded asset impairment charges for the three and twelve months ended December 31, 2004 of $606 thousand and $1.2 million, respectively, related to the disposition of real estate assets including the non-cash write-off of straight line rent receivables.

      (3) The decline in net income in the three and twelve months ended December 31, 2004 is largely related to the application of Financial Accounting Standards Board ("FASB") Statement No. 141 in accounting for the acquisition of approximately $299 million in real estate operations during 2004. FASB Statement No. 141 requires that the purchase price of these real estate operations be allocated between the land, the physical building as if the building was vacant when acquired, the lease intangible assets, the goodwill, and the customer relationship assets acquired. The purchase price allocated to the lease intangible assets is amortized over the remaining lease term, typically one to five years, compared to the estimated depreciable life of the building of 39 years. The majority of the lease intangible amortization is charged to amortization expense and, because it is accelerated, has reduced net income more significantly for the current year than prior years due to the increased volume of acquisitions.

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 3 of 13

      RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)

                                                      FOR THE THREE MONTHS     FOR THE TWELVE MONTHS
                                                       ENDED DECEMBER 31,        ENDED DECEMBER 31,
                                                    -----------------------   -----------------------
                                                       2004         2003         2004         2003
                                                    ----------   ----------   ----------   ----------
NET INCOME                                          $   16,053   $   16,856   $   63,428   $   70,507

DEPRECIATION AND AMORTIZATION                            5,127        2,700       12,366        7,814
GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS        1,182         (318)         668           83
STRAIGHT LINE RENT                                        (726)        (552)      (1,570)      (2,634)
OTHER                                                      370       (5,371)      10,279      (15,322)
                                                    -----------------------   -----------------------
                                                         5,953       (3,541)      21,743      (10,059)
                                                    -----------------------   -----------------------
TAXABLE INCOME (1)                                  $   22,006   $   13,315   $   85,171   $   60,448
                                                    =======================   =======================

      (1)   Before REIT dividend paid deduction

      NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 4 of 13

4)    INVESTMENT PROGRESSION

      A)    CONSTRUCTION IN PROGRESS

                                                                  FOR THE THREE                FOR THE TWELVE
                                                      NUMBER OF    MONTHS ENDED    NUMBER OF    MONTHS ENDED
                                                     PROPERTIES      12/31/04     PROPERTIES      12/31/04
                                                     --------------------------   ---------------------------
      Balance at beginning of period                       3           $ 38,709          2           $ 13,198

      Fundings on projects in existence at
        the beginning of the period                        0              7,502          0             31,213

      New Projects started during the period               0                  0          2              9,057

      Completions (2)                                     (1)           (27,304)        (2)           (34,561)
                                                     --------------------------   ---------------------------
      Balance at end of period                             2           $ 18,907          2           $ 18,907
                                                     ==========================   ===========================

      B)    REAL ESTATE PROPERTIES (1)

                                                                  FOR THE THREE                FOR THE TWELVE
                                                      NUMBER OF    MONTHS ENDED    NUMBER OF    MONTHS ENDED
                                                     PROPERTIES      12/31/04     PROPERTIES      12/31/04
                                                     --------------------------   ---------------------------
      Balance at beginning of period                      242        $1,867,946        202         $1,559,574

      Acquisitions (2)                                      1             1,939         41            299,384

      Additions/Improvements                                0             9,972          0             20,590

      Completions (CIP) (2)                                 1            27,304          2             34,561

      Sales (2)                                            (1)           (7,683)        (2)           (14,631)
                                                     --------------------------   ---------------------------
      Balance at end of period                            243        $1,899,478        243         $1,899,478
                                                     ==========================   ===========================

      C)    MORTGAGE NOTES RECEIVABLE

                                                                  FOR THE THREE                FOR THE TWELVE
                                                      NUMBER OF    MONTHS ENDED    NUMBER OF    MONTHS ENDED
                                                     PROPERTIES      12/31/04     PROPERTIES      12/31/04
                                                     --------------------------   ---------------------------
      Balance at beginning of period                       10           $60,765         14            $91,835

      Funding of Mortgages                                  0                 0          1              1,260

      Repayments (2)                                       (2)          (20,341)        (7)           (52,639)

      Amortization                                          0                 3          0                427

      Scheduled Principal Payments                          0              (106)         0               (562)
                                                     --------------------------   ---------------------------
      Balance at end of period                              8           $40,321          8            $40,321
                                                     ==========================   ===========================

(1) Includes assets held for sale

(2) On November 4, 2004, a certificate of substantial completion was issued on an ancillary hospital facility in Plano, Texas. On December 6, 2004, a physician's clinic in Florida with a $7.7 million gross investment was sold. Also, during the quarter a $18.8 million mortgage note receivable on an independent living facility in Florida was repaid in full and a $1.6 million mortgage note receivable on a skilled nursing facility in Michigan was converted into full equity ownership.

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                    Page 5 of 13

5)    INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

                                                                 INPATIENT FACILITIES
                                             ---------------------------------------------------------------
                           MEDICAL OFFICE/    ASSISTED      SKILLED    INPATIENT    INDEPENDENT     OTHER
                             OUTPATIENT        LIVING       NURSING      REHAB        LIVING      INPATIENT                  % OF
                             FACILITIES      FACILITIES   FACILITIES   FACILITIES   FACILITIES    FACILITIES     TOTAL       TOTAL
                           ---------------   ----------   ----------   ----------   -----------   ----------   ----------   -------
MASTER LEASES
  1 Alabama                  $ 55,560        $    4,395                $   17,722                              $   77,677      3.97%
  2 Arizona                     5,253                     $    2,874                                                8,127      0.41%
  3 Arkansas                    3,055                                                                               3,055      0.16%
  4 California                 25,834                                                                $12,688       38,522      1.97%
  5 Colorado                                      4,967       21,441                                               26,408      1.35%
  6 Connecticut                                  12,189                                                            12,189      0.62%
  7 Florida                   100,061            26,719       10,206       11,703                                 148,689      7.59%
  8 Georgia                     4,278             6,025                                                            10,303      0.53%
  9 Illinois                   13,425                                                                              13,425      0.69%
 10 Indiana                                                    3,790                                                3,790      0.19%
 11 Kansas                                                     7,593                                                7,593      0.39%
 12 Massachusetts              12,034                                                                              12,034      0.61%
 13 Michigan                                                  24,027                                  13,859       37,886      1.93%
 14 Mississippi                 4,498             3,498                                                             7,996      0.41%
 15 Missouri                   20,941             6,250       11,139                                               38,330      1.96%
 16 Nevada                      3,801                                                                               3,801      0.19%
 17 New Jersey                                   19,047                                                            19,047      0.97%
 18 North Carolina                                3,982                                                             3,982      0.20%
 19 Ohio                                          4,612                                                             4,612      0.24%
 20 Oklahoma                                                  13,341                                               13,341      0.68%
 21 Pennsylvania                                 32,179       21,765      113,867                                 167,811      8.57%
 22 Tennessee                   7,962             3,899       14,545                                               26,406      1.35%
 23 Texas                      67,152            28,895       19,466       13,203       $43,680        6,022      178,418      9.11%
 24 Virginia                   27,102            17,675       37,234                                               82,011      4.19%
                           --------------------------------------------------------------------------------------------------------
    TOTAL MASTER LEASES      $350,956          $174,332     $187,421     $156,495       $43,680      $32,569     $945,453     48.27%
                           --------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                       SAME FACILITY NOI GROWTH FOR MASTER LEASES (4Q2004 VS. 4Q2003):                                2.1%
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING PROPERTIES
  1 Arizona                  $ 26,545                                                                             $26,545      1.36%
  2 California                 95,656                                                                              95,656      4.88%
  3 District of Columbia       28,530                                                                              28,530      1.46%
  4 Florida                   104,748                                                                             104,748      5.35%
  5 Georgia                     9,949                                                                               9,949      0.51%
  6 Hawaii                     27,184                                                                              27,184      1.39%
  7 Illinois                   18,301                                                                              18,301      0.93%
  8 Kansas                     11,773                                                                              11,773      0.60%
  9 Louisiana                  11,654                                                                              11,654      0.59%
 10 Maryland                   13,966                                                                              13,966      0.71%
 11 Michigan                   21,158                                                                              21,158      1.08%
 12 Mississippi                 8,527                                                                               8,527      0.44%
 13 Missouri                   18,219                                                                              18,219      0.93%
 14 Nevada                     52,848                                                                              52,848      2.70%
 15 Pennsylvania               23,303                                                                              23,303      1.19%
 16 Tennessee                 156,973                                                                             156,973      8.01%
 17 Texas                     266,653                                                                             266,653     13.61%
 18 Virginia                   47,561                                                                              47,561      2.43%
 19 Wyoming                    19,005                                                                              19,005      0.97%
                           --------------------------------------------------------------------------------------------------------
    TOTAL OPER.
    PROPERTIES               $962,553          $     --     $     --     $     --       $    --      $    --     $962,553     49.14%
                           --------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES (4Q2004 VS. 4Q2003):                        3.8%
-----------------------------------------------------------------------------------------------------------------------------------

    Corporate Property                                                                                             10,379      0.53%
                           --------------------------------------------------------------------------------------------------------
    TOTAL EQUITY
    INVESTMENTS            $1,313,509          $174,332     $187,421     $156,495       $43,680      $32,569   $1,918,385     97.94%
                           --------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable Life (yrs):          33.9              32.4         34.6         34.8          31.6         34.6         33.6
Wtd Avg Period
Held (yrs):                       6.3               5.5          7.3          6.2           6.2          7.6          5.9
-----------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
 1  Arizona                                  $    4,582                                                        $    4,582      0.23%
 2  California                                    4,821                                                             4,821      0.25%
 3  Florida                  $  1,260            11,228                                                            12,488      0.64%
 4  Oregon                                        2,698                                                             2,698      0.14%
 5  South Carolina                                2,846                                                             2,846      0.15%
 6  Tennessee                                             $   12,886                                               12,886      0.66%
                           ---------------------------------------------------------------------------------------------------------
    TOTAL MTG.
    INVESTMENTS              $  1,260        $   26,175   $   12,886   $       --   $        --   $       --   $   40,321      2.06%
                           --------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        SAME FACILITY NOI GROWTH FOR MORTGAGES (4Q2004 VS. 4Q2003):                                   1.3%
-----------------------------------------------------------------------------------------------------------------------------------

    TOTAL INVESTMENTS      $1,314,769          $200,507     $200,307     $156,495       $43,680     $ 32,569   $1,958,706    100.00%
                           ========================================================================================================
    PERCENT OF
    $ INVESTED                  67.47%            10.29%       10.28%        8.03%         2.24%        1.67%      100.00%
                           ========================================================================================================
    NUMBER OF
    INVESTMENTS                   165                36           36            9             4            3          253
                           ========================================================================================================
    NUMBER OF BEDS                                2,688        3,615          766           550          374        7,993
                                             ======================================================================================

(1) Includes assets held for sale

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 6 of 13

6)    SQUARE FEET OWNED AND/OR MANAGED

      A)    BY GEOGRAPHIC LOCATION

                                Number of Properties                      Owned
                          --------------------------  ----------------------------------  Third Party
                                 Third  Mort-            Not     Construction              Property     Mort-
                          Owned  Party  gages  Total   Managed   In Progress    Managed    Management   gages      Total    Percent
                          --------------------------  ----------------------------------  -----------------------------------------
 1 Texas                     51                  51     987,629     110,645    2,155,869                         3,254,143    23.16%
 2 Tennessee                 22     5     1      28     184,313                1,260,030    277,145    160,132   1,881,620    13.39%
 3 Florida                   33           3      36     799,791                  635,490               130,160   1,565,441    11.14%
 4 Virginia                  24     1            25     527,705                  472,388    111,998              1,112,091     7.92%
 5 Pennsylvania              20                  20     722,053                  117,996                           840,049     5.98%
 6 California                12           1      13     184,913                  458,465                50,000     693,378     4.94%
 7 Michigan                  12                  12     364,635                  198,909                           563,544     4.01%
 8 Alabama                   10                  10     507,530                                                    507,530     3.61%
 9 Connecticut                1     30           31      59,387                             383,811                443,198     3.15%
10 Missouri                  10                  10     201,167                  106,146                           307,313     2.19%
11 Arizona                    8           1       9      74,507                  160,780                50,500     285,787     2.03%
12 Hawaii                     3                   3                 144,000      138,450                           282,450     2.01%
13 Colorado                   3                   3     277,083                                                    277,083     1.97%
14 Illinois                   3                   3     115,100                  141,765                           256,865     1.83%
15 Nevada                     3                   3      16,878                  225,456                           242,334     1.72%
16 District of Columbia       2                   2                              182,836                           182,836     1.30%
17 Mississippi                3     2             5      25,000                   94,987     49,254                169,241     1.20%
18 Wyoming                    1                   1                              139,647                           139,647     0.99%
19 Georgia                    5                   5      65,741                   73,504                           139,245     0.99%
20 Oklahoma                   5                   5     139,216                                                    139,216     0.99%
21 Louisiana                  2                   2                              129,770                           129,770     0.92%
22 Kansas                     2                   2      57,035                   70,908                           127,943     0.91%
23 New Jersey                 2                   2     110,844                                                    110,844     0.79%
24 Massachusetts              2                   2      92,742                                                     92,742     0.66%
25 Maryland                   2                   2                               90,893                            90,893     0.65%
26 Oregon                                 1       1                                                     80,429      80,429     0.57%
27 North Carolina             1                   1      33,181                                                     33,181     0.24%
28 Ohio                       1                   1      33,181                                                     33,181     0.24%
29 Indiana                    1                   1      29,500                                                     29,500     0.21%
30 South Carolina                         1       1                                                     23,000      23,000     0.16%
31 Arkansas                   1                   1      11,963                                                     11,963     0.09%
32 New York                         1             1                                           1,926                  1,926     0.01%
                          --------------------------  -----------------------------------------------------------------------------
TOTAL PROPERTIES /
SQUARE FEET                 245    39     8     292   5,621,094     254,645    6,854,289    824,134    494,221  14,048,383   100.00%
                          =========================================================================================================

      B)    BY FACILITY TYPE

                                                          Owned
                                      ----------------------------------------------  Third Party
                                         Not     Construction                Total    Property
                                       Managed   In Progress    Managed      Owned    Management   Mortgages    Total     Percent
                                      ----------------------------------------------  -------------------------------------------
Medical Office/Outpatient Facilities  1,997,155    254,645     6,854,289   9,106,089    824,134      22,500    9,952,723    70.85%
Skilled Nursing Facilities            1,400,856                            1,400,856                160,132    1,560,988    11.11%
Assisted Living Facilities            1,054,617                            1,054,617                311,589    1,366,206     9.73%
Inpatient Rehab Hospitals               643,383                              643,383                             643,383     4.58%
Independent Living Facilities           308,742                              308,742                             308,742     2.20%
Other Inpatient Facilities              216,341                              216,341                             216,341     1.54%
                                      ----------------------------------------------  -------------------------------------------
TOTAL SQUARE FEET                     5,621,094    254,645     6,854,289  12,730,028    824,134     494,221   14,048,383   100.00%
                                      ===========================================================================================
PERCENT OF TOTAL SQUARE FOOTAGE           40.01%      1.81%        48.79%      90.62%      5.87%       3.52%      100.00%
                                      ===========================================================================================
TOTAL NUMBER OF PROPERTIES                  137          2           106         245         39           8          292
                                      ===========================================================================================

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 7 of 13

7)    SQUARE FOOTAGE BY OWNERSHIP TYPE

      A)    OCCUPANTS GREATER THAN 1% (1)

                                                                     INPATIENT FACILITIES
                                        MEDICAL    -----------------------------------------------------------                % OF
                                        OFFICE/     ASSISTED     SKILLED   INPATIENT   INDEPENDENT    OTHER                 TOTAL(2)
                                       OUTPATIENT    LIVING      NURSING     REHAB       LIVING     INPATIENT                SQUARE
                                       FACILITIES  FACILITIES  FACILITIES  FACILITIES  FACILITIES   FACILITIES    TOTAL       FEET
                                       ----------  ---------------------------------------------------------------------------------
 1 Healthsouth                            105,176                             643,383                              748,559    5.66%
 2 Baylor Health Systems                  568,072                                                                  568,072    4.30%
 3 Life Care Centers of America                        51,319     512,060                                          563,379    4.26%
 4 Emeritus Corporation                               502,119                                                      502,119    3.80%
 5 Senior Lifestyles                                                                       308,742                 308,742    2.33%
 6 Summerville Senior Living                          292,231                                                      292,231    2.21%
 7 Lewis-Gale Clinic LLC                  291,818                                                                  291,818    2.21%
 8 Formation Capital                                              151,172                                          151,172    1.14%
 9 Ascension Nashville                    150,612                                                                  150,612    1.14%
10 Melbourne Internal Medicine Assocs     140,125                                                                  140,125    1.06%

   All Other Occupants:                 7,850,286     208,948     737,624          --           --     216,341   9,013,199   68.16%
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL               9,106,089   1,054,617   1,400,856     643,383      308,742     216,341  12,730,028   96.26%
------------------------------------------------------------------------------------------------------------------------------------

      B)    MORTGAGEES GREATER THAN 1%

                                                                     INPATIENT FACILITIES
                                        MEDICAL    -----------------------------------------------------------                % OF
                                        OFFICE/     ASSISTED     SKILLED   INPATIENT   INDEPENDENT    OTHER                 TOTAL(2)
                                       OUTPATIENT    LIVING      NURSING     REHAB       LIVING     INPATIENT                SQUARE
                                       FACILITIES  FACILITIES  FACILITIES  FACILITIES  FACILITIES   FACILITIES    TOTAL       FEET
                                       ----------  ---------------------------------------------------------------------------------

   No occupants greather than 1%                                                                                        --     0.00%

   All Other Mortgagees:                   22,500     311,589     160,132          --           --          --     494,221     3.74%
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL                  22,500     311,589     160,132          --           --          --     494,221     3.74%
------------------------------------------------------------------------------------------------------------------------------------

(1) Medical Office/Outpatient Facilities consists of approximately 2,400 occupants with an average square footage of approximately 3,900 feet per each, while Inpatient Facilities consists of 18 occupants with an average square footage of approximately 201,000 feet per each.

(2) Based on Total Square Footage of Owned Properties and Mortgages.

8)    LEASE/MORTGAGE MATURITY SCHEDULE

      A)    LEASES

                                                                                                                          WEIGHTED
                                                                                NUMBER OF                                 AVERAGE
                                                                                OPERATING    ESTIMATED     PERCENT OF    REMAINING
                                                                  NUMBER OF     PROPERTY    ANNUALIZED     ANNUALIZED      LEASE
                                                                MASTER LEASES     LEASES    NET REVENUE   NET REVENUE   TERM (YEARS)
                                                                --------------------------------------------------------------------
                                             2005                      5            354         21,723       10.59%         0.03
                                             2006                      3            184         15,547        7.67%         0.06
                                             2007                      7            183         16,698        8.23%         0.17
                                             2008                     14            101         16,118        7.95%         0.39
                                             2009                     27            169         35,228       17.37%         0.77
                                             2010                     16             24         13,235        6.53%         0.57
                                             2011                     10             27         25,295       12.47%         0.55
                                             2012                      9              9          9,355        4.61%         0.44
                                             2013                     28             20         24,900       12.28%         1.45
                                             2014                      4             22          6,456        3.18%         0.12
                                             2015                      8              2          4,462        2.20%         0.37
                                       After 2015                      5              4         14,016        6.91%         1.60
                                                                --------------------------------------------------------------------
                                            TOTAL                    136          1,099      $ 203,033      100.00%         6.52
                                                                ====================================================================
                                                                NUMBER OF PROPERTIES REPRESENTED:243

      B)    MORTGAGES

                                                                                                                          WEIGHTED
                                                                                                                          AVERAGE
                                                                                             ESTIMATED    PERCENT OF     REMAINING
                                                                                NUMBER OF   ANNUALIZED    ANNUALIZED     MORTGAGE
                                                                                MORTGAGES   NET REVENUE   NET REVENUE   TERM (YEARS)
                                                                                ----------------------------------------------------
                                                                         2005       3             831        20.57%         0.09
                                                                         2006       1             533        13.20%         0.11
                                                                         2007       0              --         0.00%         0.00
                                                                         2008       2             875        21.66%         0.31
                                                                         2009       1             559        13.84%         0.30
                                                                         2010       0              --         0.00%         0.00
                                                                         2011       0              --         0.00%         0.00
                                                                         2012       0              --         0.00%         0.00
                                                                         2013       1           1,241        30.73%         1.40
                                                                         2014       0              --         0.00%         0.00
                                                                         2015       0              --         0.00%         0.00
                                                                   After 2015       0              --         0.00%         7.46
                                                                                ----------------------------------------------------
                                                                        TOTAL       8          $4,039       100.00%         9.66
                                                                                ====================================================

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 8 of 13

9)    CONSTRUCTION IN PROGRESS - AS OF DECEMBER 31, 2004

                                                        Investment   Remaining       Total
         Operator                          Properties    Balance     Commitment   Real Estate (1)
         -------------------------------   ------------------------------------------------------
         Baylor Medical Center at Irving        1        $12,579       $11,321       $23,900
         Hawaii MOB (2)                         1          6,328        40,672        47,000
                                           ------------------------------------------------------
         TOTAL (3)                              2        $18,907       $51,993       $70,900
                                           ======================================================
           Percentage of construction in progress to total investment portfolio:               0.97%
                                                                                           =========

(1)         Projected Timing of Conversion to Revenue Producing Assets:

                                           2005
                  --------------------------------------------------------------------
                     QTR 1         QTR 2          QTR 3          QTR 4          Total
                  --------------------------------------------------------------------
                      $0            $0           $23,900          $0           $23,900
                  =====================================================================

(2) During the second quarter of 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

(3) During the three and twelve months ended December 31, 2004, the Company capitalized interest in the amount of $1.3 million and $2.3 million respectively.

10)   DIVIDEND HISTORY (DOLLARS NOT ROUNDED TO THOUSANDS)

      A)    COMMON STOCK

                                                                        Increase
                                                                       From Prior
            Operating Period            Payment Date      Amount         Quarter      Annualized
            ------------------------------------------------------------------------------------
            First Quarter 1999           May 17, 1999     0.535          0.005           2.14
            Second Quarter 1999         Aug. 16, 1999     0.540          0.005           2.16
            Third Quarter 1999          Nov. 16, 1999     0.545          0.005           2.18
            Fourth Quarter 1999         Feb. 16, 2000     0.550          0.005           2.20

            First Quarter 2000           May 17, 2000     0.555          0.005           2.22
            Second Quarter 2000         Aug. 16, 2000     0.560          0.005           2.24
            Third Quarter 2000           Dec. 6, 2000     0.565          0.005           2.26
            Fourth Quarter 2000          Mar. 7, 2001     0.570          0.005           2.28

            First Quarter 2001           June 7, 2001     0.575          0.005           2.30
            Second Quarter 2001         Sept. 6, 2001     0.580          0.005           2.32
            Third Quarter 2001           Dec. 6, 2001     0.585          0.005           2.34
            Fourth Quarter 2001          Mar. 6, 2002     0.590          0.005           2.36

            First Quarter 2002           June 6, 2002     0.595          0.005           2.38
            Second Quarter 2002         Sept. 5, 2002     0.600          0.005           2.40
            Third Quarter 2002           Dec. 5, 2002     0.605          0.005           2.42
            Fourth Quarter 2002          Mar. 6, 2003     0.610          0.005           2.44

            First Quarter 2003           June 5, 2003     0.615          0.005           2.46
            Second Quarter 2003         Sept. 4, 2003     0.620          0.005           2.48
            Third Quarter 2003           Dec. 4, 2003     0.625          0.005           2.50
            Fourth Quarter 2003          Mar. 4, 2004     0.630          0.005           2.52

            First Quarter 2004           June 3, 2004     0.635          0.005           2.54
            Second Quarter 2004         Sept. 2, 2004     0.640          0.005           2.56
            Third Quarter 2004           Dec. 2, 2004     0.645          0.005           2.58
            Fourth Quarter 2004          Mar. 3, 2005     0.650          0.005           2.60

      B)    PREFERRED STOCK

            On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

      C)    INFORMATION REGARDING TAXABLE STATUS OF 2004 CASH DISTRIBUTIONS

                                            Cash          Taxable                        Total
                                        Distribution      Ordinary     Return of       Capital
                                          Per Share       Dividend      Capital          Gain
                                        --------------------------------------------------------
            HR COMMON                    $ 2.550000      $1.957900     $ 0.592100        $ --
            CUSIP # 421946104

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                     Page 9 of 13

11)   LONG-TERM DEBT INFORMATION - AS OF DECEMBER 31, 2004

      A)    BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                        Balance          Effective Rate
                                                      ---------------------------------------
            Fixed Rate Debt:
               Senior Notes due 2006                   $ 49,700             9.49%
               Senior Notes due 2011, net               310,623             7.218%                See Note (C)
               Senior Notes due 2014, net               298,584             5.190%                See Note (F)
               Mortgage Notes Payable                    50,190     Range from 7.22% to 7.76%     See Note (D)
               Other Note Payable                         1,167              7.53%
                                                       --------
                                                        710,264
                                                       --------
            Variable Rate Debt:
               Unsecured Credit Facility due 2006         9,000         1.10% over LIBOR          See Note (E)
                                                       --------
                                                          9,000
                                                       --------
                                         TOTAL         $719,264
                                                       ========

      B)    FUTURE MATURITIES:

                                                                                                         2010
                                                   2005        2006       2007      2008      2,009    and After      Total
                                                 ----------------------------------------------------------------------------
            Fixed Rate Debt:
             Senior Notes due 2006               $ 20,300    $ 29,400    $   --    $   --    $   --    $     --     $  49,700
             Senior Notes due 2011, net             1,822       1,956     2,099     2,254     2,419     300,073       310,623
             Senior Notes due 2014, net              (124)       (131)     (138)     (133)     (152)    299,262       298,584
             Mortgage Notes Payable                 3,684       4,037     4,348     4,681     5,040      28,400        50,190
             Other Note Payable                     1,167          --        --        --        --          --         1,167
            Variable Rate Debt:
             Unsecured Credit Facility due 2006        --       9,000        --        --        --          --         9,000
                                                 ----------------------------------------------------------------------------
                                                 $ 26,849    $ 44,262    $6,309    $6,802    $7,307    $627,735     $ 719,264
                                                 ============================================================================

      C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 4.12% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

      D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

      E) In October 2003, the Company entered into a new three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years of the facility term at the Company's request subject to the availability of additional capital commitments and may be extended for one additional year. The facility bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company pays a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

      F) In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%. The proceeds from the offering were used to repay in full the amount outstanding under the Company's Unsecured Credit Facility due 2006, to repay maturing indebtedness on the Company's 9.49% Senior Notes due 2006, and for general corporate purposes.

      G)    CREDIT RATING:

            Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

            Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

            Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                    Page 10 of 13

12)   COMMON SHARES INFORMATION

      The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                               FOR THE THREE MONTHS           FOR THE TWELVE MONTHS
                                                                ENDED DECEMBER 31,              ENDED DECEMBER 31,
                                                            --------------------------      --------------------------
                                                               2004            2003            2004            2003
                                                            --------------------------      --------------------------
TOTAL COMMON SHARES OUTSTANDING                             47,701,108      42,823,916      47,701,108      42,823,916
                                                            ==========================      ==========================
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                  47,690,534      42,812,706      44,959,132      42,248,606
   Weighted Average Actual Restricted Stock Shares          (1,313,404)     (1,119,324)     (1,308,677)     (1,119,324)
                                                            --------------------------      --------------------------
DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO       46,377,130      41,693,382      43,650,455      41,129,282

   Dilutive effect of restricted stock shares                  925,110         533,977         867,671         600,179
   Dilutive effect of employee stock purchase plan              50,836          49,452          54,241          50,627
                                                            --------------------------      --------------------------
DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO     47,353,076      42,276,811      44,572,367      41,780,088
                                                            ==========================      ==========================

Note 1: As of December 31, 2004, HR had approximately 1,906 shareholders of record.

Note 2: During the third quarter of 2004, the Company issued 4.6 million shares of common stock at $36.30 per share ($34.57 per share net of discounts and commissions) in an underwritten public offering and received approximately $159 million in net proceeds.

13) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF DECEMBER 31, 2004

OFFICERS                            OWNED        RESTRICTED (1)       TOTAL
--------------------------------------------------------------------------------
David R. Emery                     144,800(2)        813,680          958,480
Roger O. West                        5,832           420,735          426,567
Scott W. Holmes                      2,310             9,654           11,964
J. D. Carter Steele                  3,723             9,277           13,000
John M. Bryant, Jr                     854             4,087            4,941

Other Officers as a group           25,545            35,215           60,760

Directors as a group                49,572             3,150           52,722
                                   ---------------------------------------------
TOTAL                              232,636         1,295,798        1,528,434
                                   =============================================

      (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

      (2) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

14)   INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2004

      A)    Institutional Shares Held:                    26,721,252     (Source: Form 13F Filings)
                                                         ===========
      B)    Number of Institutions:                              187
                                                         ===========
      C)    Percentage of Common Shares Outstanding:           56.04%
                                                         ===========

15)   BOOK VALUE PER COMMON SHARE

      Total Stockholders' Equity                         $ 1,013,892
                                                         -----------
      Total Common Shares Outstanding                     47,701,108
                                                         -----------
      Book Value Per Common Share                        $     21.26
                                                         ===========

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                    Page 11 of 13

16)   OTHER CORPORATE INFORMATION

      A)    CORPORATE HEADQUARTERS:

                  HEALTHCARE REALTY TRUST INCORPORATED
                  HEALTHCARE REALTY SERVICES INCORPORATED
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  hrinfo@healthcarerealty.com

            OTHER OFFICES:

                  Central Regional Office - Arizona
                  Eastern Regional Office - Georgia
                  Tennessee Regional Office - Tennessee
                  Texas Regional Office - Texas
                  Western Regional Office - California

      B)    STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

            SECURITY DESCRIPTION        STOCK EXCHANGE                SYMBOL       CUSIP NUMBER
            -----------------------------------------------------------------------------------
            Common Stock                New York Stock Exchange       HR           421946104
            Senior Notes due 2011       OTC                           HR           421946AE4
            Senior Notes due 2014       OTC                           HR           421946AF1

      C)    WEB SITE:

            www.healthcarerealty.com

      D)    CORPORATE OFFICERS:

            HEALTHCARE REALTY TRUST INCORPORATED
            David R. Emery, Chairman of the Board and Chief Executive Officer John M. Bryant, Jr., Senior Vice President and General Counsel
            Scott W. Holmes, Senior Vice President and Chief Financial Officer
            J. D. Carter Steele,  Senior Vice President and Chief Operating
                Officer
            Fredrick M. Langreck,  Senior Vice President / Treasurer
            B. Douglas Whitman, Senior Vice President / Real Estate Investments James M. Albright, Vice President / Asset Management
            Donald L. Husi, Vice President / Senior Living Investments
            Leigh Ann Stach, Vice President / Financial Reporting
            Roger O. West,  Vice President / Special Counsel
            Brince R. Wilford, Vice President / Real Estate Investments
            Stephen E. Cox, Jr., Associate Vice President / Operations Counsel William R. Davis, Associate Vice President / Information Technology Toni L. Ewing, Associate Vice President / Asset Administration
            Julie A. Ferrell, Associate Vice President / Real Estate Investments Todd J. Meredith, Associate Vice President / Real Estate Investments Amy M. Poley, Associate Vice President / Real Estate Investments Rita H. Todd, Corporate Secretary

            HEALTHCARE REALTY SERVICES INCORPORATED
            B. Bart Starr,  Chairman of the Board
            Anne C. Barbour, Vice President / Dallas Region
            Thomas M. Carnell, Vice President / Design & Construction
            Stephen E. Hull, Vice President / Management Services
            Gilbert T. Irvin, Vice President / Operations
            Revell M. Lester, Associate Vice President / Project Development
                Services
            Steve L. Standifer, Associate Vice President / Design & Construction

      E)    BOARD OF DIRECTORS:

            David R. Emery, Chairman of the Board and Chief Executive Officer,
                Healthcare Realty Trust Incorporated
            Errol L. Biggs, Ph.D., Director - Center for Health Administration,
                University of Colorado (Healthcare Academician)
            C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                Medical Officer, Piedmont Clinic (Physician)
            Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
                (Healthcare Architect)
            Marliese E. Mooney (Hospital Operations Consultant)
            Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate
                Finance Executive)
            J. Knox Singleton, Chief Executive Officer, INOVA Health Systems
                (Healthcare Provider Executive)
            Bruce D. Sullivan, retired audit partner, Ernst & Young LLP
                (Accounting and Financial Reporting Executive)
            Dan S. Wilford, retired President and Chief Executive Officer,
                Memorial Hermann Healthcare System (Healthcare Provider
                Executive)

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                    Page 12 of 13

      F)    PROFESSIONAL AFFILIATIONS:

                  INDEPENDENT PUBLIC AUDITORS
                  KPMG LLP
                  1900 Nashville City Center
                  511 Union Street
                  Nashville, TN  37219-1735

                  TRANSFER AGENT
                  EquiServe Shareholder Services P.O. Box 43010 Providence, RI 02940-3010 Phone: 781-575-3400

      G)    DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, EquiServe, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

      H)    DIRECT DEPOSIT OF DIVIDENDS:

                  Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

      I)    ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                  A.G. Edwards & Sons, Inc.         John Sheehan (314) 955-5834
                  Advest, Inc.                      Robert Mains (518) 587-7250
                  Banc of America Securities LLC    Gary Taylor (212) 847-5174
                  Friedman, Billings, Ramsey & Co.  Paul Morgan (415) 874-3412
                  Legg Mason Wood Walker, Inc.      Jerry Doctrow (410) 454-5142
                  Prudential Securities, Inc.       Jim Sullivan (212) 778-2515
                  Wachovia Securities               Stephen Swett (212) 909-0954

      J)    PROJECTED DATES FOR 2005 DIVIDEND AND EARNINGS PRESS RELEASES:

                                          DIVIDEND                  EARNINGS
                                       ----------------         ---------------
            First Quarter 2005         April 26, 2005           April 29, 2005
            Second Quarter 2005        July 26, 2005            July 29, 2005
            Third Quarter 2005         October 25, 2005         October 28, 2005
            Fourth Quarter 2005        January 24, 2006         January 27, 2006

                  NOTE: A conference call will be scheduled at 9:00 AM Central time the morning of the earnings press release.

      K)    INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Mancini
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BMancini@healthcarerealty.com

   In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2003. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

Healthcare Realty Trust
Supplemental Data Report
Three and Twelve Months Ended December 31, 2004                    Page 13 of 13